Exhibit 10.26

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

dated as of August 30, 2001

among

PENTAIR, INC.,

Various Financial Institutions,

BANK ONE, NA,

as Syndication Agent,

THE BANK OF TOKYO-MITSUBISHI, LTD.,

MORGAN GUARANTY TRUST COMPANY OF NEW YORK

and

U.S. BANK NATIONAL ASSOCIATION,

as Co-Documentation Agents,

FLEET NATIONAL BANK

and

FIRST UNION NATIONAL BANK,

as Co-Agents,

and

BANK OF AMERICA, N.A.,

as Administrative Agent

BANC OF AMERICA SECURITIES LLC

and

BANC ONE CAPITAL MARKETS, INC.

Co-Lead Arrangers and Co-Book Managers

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

THIS AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT dated as of August 30, 2001 is among PENTAIR, INC. (the “Company”), the financial institutions listed on the signature pages hereof (the “Lenders”), BANK ONE, N.A., as Syndication Agent, and BANK OF AMERICA, N.A., as Administrative Agent.

WHEREAS, the Company, various financial institutions (the “Existing Lenders”) and  the Administrative Agent entered into a 364-Day Credit Agreement dated as of September 2, 1999 (as amended, the “Credit Agreement”; terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein); and

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1            Amendments.  Effective as of the date hereof and subject to the occurrence of the Restatement Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

1.1           Extension of Termination Date.  The definition of the term “Termination Date” in Section 1.01 shall be amended by deleting the date “August 30, 2001” therein and substituting the date “August 29, 2002” therefor.

1.2           Amendment to Schedule 2.01.  Schedule 2.01 is amended in its entirety by substituting Schedule 2.01 hereto therefor.

1.3           Amendment to Exhibit H.   Exhibit H is amended in its entirety by substituting Exhibit H hereto therefor.

SECTION 2            Representations and Warranties.  The Company represents and warrants to the Lenders and the Administrative Agent that:  (a) each of the representations and warranties of the Company set forth in the Credit Agreement, as amended and restated hereby (as so amended and restated, the “Restated Credit Agreement”) is true and correct as of the date hereof, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); (b) the execution and delivery hereof by the Company and the performance by the Company of its obligations under the Restated Credit Agreement (i) are within the powers of the Company, (ii) have been duly authorized by all necessary action on the part of the Company, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with (x) any provision of law or the certificate of incorporation or by–laws or other organizational documents of the Company or (y) any agreement, judgment, injunction, order, decree or other instrument which is binding upon the Company or any of its Subsidiaries; and (c) the Restated Credit Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

SECTION 3            Effectiveness.  The Restated Credit Agreement shall become effective on the date (the “Restatement Effective Date”) when the Administrative Agent shall have received:

(a)           Restated Credit Agreement.  Signature pages hereto signed by the Company, each of the Lenders and the Administrative Agent (it being understood that Administrative Agent may rely on a facsimile of any signature page as if it were an original).

(b)           Resolutions; Incumbency.

(i)            Copies of resolutions of the board of directors of the Company authorizing the execution and delivery of this agreement and the consummation of the transactions contemplated hereby, certified as of the Restatement Effective Date by the Secretary or an Assistant Secretary of the Company, and

(ii)           A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute and deliver this agreement.

(c)           Confirmation.  A Confirmation substantially in the form of Exhibit A signed by each Subsidiary Guarantor.

(d)           Certificate.  A certificate of the President, the chief financial officer, the chief accounting officer or the vice president-treasurer of the Company, dated as of the Restatement Effective Date, stating that:

(i)            the representations and warranties contained in Section 2 are true and correct on and as of such date, as though made on and as of such date,

(ii)           no Event of Default or Unmatured Event of Default exists or would result from the effectiveness of this agreement, and

(iii)          since December 31, 2000, no event or circumstance has occurred that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(e)           Legal Opinion.  An opinion of Louis L. Ainsworth, Senior Vice President and General Counsel of the Company, substantially in the form of Attachment 1.

(f)            Other Documents.  Such other documents as the Administrative Agent or any Lender may reasonably request.

(g)           Payment of Obligations.  Evidence of payment by the Company of all amounts payable under the Credit Agreement (other than contingent indemnification obligations) and all accrued and unpaid fees, costs and expenses payable hereunder to the extent then due.

SECTION 4            Miscellaneous.

4.1           Amendment and Restatement.  Upon the effectiveness hereof, the Credit Agreement shall be restated in its entirety to read as set forth in the Credit Agreement as amended hereby and all rights and obligations of the parties shall be as set forth in the Restated Credit Agreement (except that any provision of the Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

4.2           Counterparts.  This agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same agreement.

4.3           Expenses.  The Company agrees to pay all reasonable costs and expenses of the Administrative Agent, including reasonable fees and charges of counsel to the Administrative Agent, in connection with the preparation, execution and delivery of this agreement.

4.4           Governing Law.  This agreement shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

4.5           Successors and Assigns.  This agreement shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PENTAIR, INC.

By:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent and as a Lender

By:
Title:

BANK ONE, NA (Main Office Chicago)

By:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.

By:
Title:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Title:

FLEET NATIONAL BANK

By:
Title:

FIRST UNION NATIONAL BANK

By:
Title:

BANCA NAZIONALE DEL LAVORO S.P.A. NEW YORK BRANCH

By:
Title:

By:
Title:

THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:
Title:

CREDIT LYONNAIS CHICAGO BRANCH

By:
Title:

By:
Title:

NATIONAL CITY BANK

By:
Title:

BANCA ANTONVENETA NEW YORK BRANCH

By:
Title:

By:
Title:

BANK HAPOALIM B.M.

By:
Title:

By:
Title:

MELLON BANK, N.A.

By:
Title:

THE DAI-ICHI KANGYO BANK, LTD.

By:
Title:

BANCA DI ROMA – CHICAGO BRANCH

By:
Title:

By:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Title:

By:
Title:

BNP PARIBAS

By:
Title:

By:
Title:

THE BANK OF NEW YORK

By:
Title:

SANWA BANK LIMITED

By:
Title:

By:
Title:

SCHEDULE 2.01

COMMITMENTS
AND PRO RATA SHARES

		Pro Rata
Lender	Commitment	Share

Bank of America, N.A.	$30,000,000	9.523809523%
Bank One, NA	$30,000,000	9.523809523%
The Bank of Tokyo-Mitsubishi, Ltd.	$30,000,000	9.523809523%
Morgan Guaranty Trust Company of New York	$30,000,000	9.523809523%
U.S. Bank National Association	$30,000,000	9.523809523%
Fleet National Bank	$20,000,000	6.349206349%
First Union National Bank	$20,000,000	6.349206349%
Banca Nazionale del Lavoro S.p.A. New York Branch	$17,000,000	5.396825396%
The Industrial Bank of Japan, Limited	$10,000,000	3.174603174%
Credit Lyonnais Chicago Branch	$10,000,000	3.174603174%
National City Bank	$10,000,000	3.174603174%
Banca Antonveneta New York Branch	$10,000,000	3.174603174%
Bank Hapoalim B.M.	$10,000,000	3.174603174%
Mellon Bank, N.A.	$10,000,000	3.174603174%
The Dai-Ichi Kangyo Bank, Ltd.	$8,500,000	2.698412698%
Banca di Roma – Chicago Branch	$8,500,000	2.698412698%
Wells Fargo Bank, National Association	$8,500,000	2.698412698%
BNP Paribas	$7,500,000	2.38095238%
The Bank of New York	$7,500,000	2.38095238%
Sanwa Bank Limited	$7,500,000	2.38095238%

TOTAL	$315,000,000	100%

EXHIBIT A

CONFIRMATION BY GUARANTORS

To the Administrative Agent and the Lenders under and as defined in the Credit Agreement referred to below

Please refer to the Amended and Restated 364-Day Credit Agreement dated as of August 30, 2001 (the “Restated Credit Agreement”) among Pentair, Inc. (the “Company”), various financial institutions and Bank of America, N.A., as Administrative Agent.  Capitalized terms used but not defined herein are used as defined in the Restated Credit Agreement.

Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that, after giving effect to the effectiveness of the Restated Credit Agreement, the Subsidiary Guaranty (i) continues in full force and effect as a guaranty of all obligations of the Company under the Restated Credit Agreement and (ii) continues to be a legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has caused this Confirmation to be executed and delivered by its duly authorized representative as of August 30, 2001.

APLEX INDUSTRIES, INC.

BIESEMEYER MANUFACTURING CORPORATION

CENTURY MANUFACTURING CO.

CODELINE CORPORATION

COMPOOL, INC.

DELTA INTERNATIONAL MACHINERY CORPORATION

DEVILBISS AIR POWER COMPANY

ELECTRONIC ENCLOSURES, INC.

ENPAC CORPORATION

ESSEF CORPORATION

FALCON MANUFACTURING, INC.

FLECK CONTROLS, INC.

HOFFMAN ENCLOSURES INC.

LINCOLN AUTOMOTIVE COMPANY

LINCOLN INDUSTRIAL CORPORATION

MCNEIL (OHIO) CORPORATION

NATIONAL POOL TILE GROUP, INC.

ORSCO, INC.

PENTAIR ENCLOSURES, INC.

PENTAIR ELECTRONIC PACKAGING COMPANY

PENTAIR POOL PRODUCTS, INC.

PENTAIR TOOL & EQUIPMENT SALES CO.

PORTER-CABLE CORPORATION

PUREX POOL SYSTEMS, INC.

RAINBOW ACQUISITION CORP.

SANFORD TECHNOLOGIES

SCHROFF, INC.

STRUCTURAL AUSTRALIA

WALKER DICKSON, INC.

WEB TOOL & MANUFACTURING, INC.

WTM, INC.

By:
Name: Roy Rueb
Title: Secretary and Treasurer

EXHIBIT H

FORM OF ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the respective meanings given to them in the Amended and Restated 364-Day Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.             Assignor:              ______________________________

2.             Assignee:              ______________________________ [, an Affiliate of the

Assignor] [, a Lender]

3.             Borrower:               Pentair, Inc.

4.             Administrative

                Agent:                   Bank of America, N.A., as administrative agent under the Credit

                                                Agreement

5.             Credit

Agreement:           The Amended and Restated 364-Day Credit Agreement, dated as of

August 30, 2001, among  Pentair, Inc., various financial institutions and

Bank of America, N.A., as administrative agent

6.             Payment of  Administrative Agent’s Fee: The [Assignor][Assignee] shall, prior to the Effective Date, pay to the Administrative Agent for its own account a processing fee in the amount specified in Section 11.06(b) of the Credit Agreement.

7.             Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[1]

[2]	$	$	%
	$	$	%
	$	$	%

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

                1 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

                2 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Commitment,” “Committed Loan,” “Bid Loan”).

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

[Consented to and Accepted:]3

3 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

[BANK OF AMERICA, N.A., as
Administrative Agent]

By:
Title:

[Consented to:]4

[PENTAIR, INC.]

By: _________________________________

      Title:

4 To be added only if the consent of the Company is required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT

AND ASSUMPTION AGREEMENT

1.         Representations and Warranties.

1.1.      Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document(as hereinafter defined), (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (collectively the “Credit Documents”), or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2.      Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is a bank or other financial institution, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, (v) as of the date hereof, the Company will not be obligated to pay any greater amount to the Assignee under Article V of the Credit Agreement than the Company is obligated to pay to the Assignor under such Article and (vi) if it is organized under the laws of a jurisdiction outside the United States, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including, without limitation, Section 5.05(e) thereof), duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2.         Assignee’s Address for Notices, etc.  Attached hereto as Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.

3.         Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

4.         General Provisions.  This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment.  This Assignment shall be governed by, and construed in accordance with, the substantive laws of the State of Illinois without regard to the choice of law provisions thereof.

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION AGREEMENT
ADMINISTRATIVE DETAILS

(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)